SCHWAB STRATEGIC TRUST
Schwab® Municipal Bond ETF
(the fund)
Supplement dated September 8, 2023, to the fund’s currently effective Statutory Prospectus

This supplement provides new and additional information beyond that contained in the
Statutory Prospectus and should be read in conjunction with the
Statutory Prospectus.
Effective September 8, 2023, the language in the fund’s “Fund Summary” section under the header “Tax Information” is deleted in its entirety and replaced with the following:
The fund intends to distribute income that is exempt from federal income tax; however, a portion of the fund’s distributions may be subject to federal income tax.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
REG122095-00 (09/23)
00290811